CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this report of Bio Solutions Manufacturing, Inc., a New York corporation, (the “Company”) on Form 10-Q for the period ending July 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Bennett, Chief Executive Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Feport fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Bennett
David Bennett, Chief Executive Officer
September 14, 2009